UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2017

SPIRIT REALTY CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2727 North Harwood Drive, Suite 300
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 476-1900
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 3, 2017, Spirit Realty Capital, Inc. (the "Company"), provided (i) a press release setting forth its results of operations for the quarter and six months ended June 30, 2017 attached hereto as Exhibit 99.1, (ii) a supplemental report of financial and operating information of the Company for the quarter ended June 30, 2017 (the "Supplemental Report") attached hereto as Exhibit 99.2 and (iii) an addendum to the supplemental report of financial and operating information of the Company for the quarter ended June 30, 2017 (the "Addendum") attached hereto as Exhibit 99.3.

ITEM 7.01	REGULATION FD DISCLOSURE
On August 3, 2017, the Company issued a press release related to the planned spin-off of certain of its assets into a publicly traded REIT, a copy of which is attached hereto as Exhibit 99.4 and is incorporated into this Item 7.01 by reference. A copy of the Company’s investor presentation regarding the spin-off is attached hereto as Exhibit 99.5.
The information set forth in this Items 2.02 and Item 7.01 above, and in the attached Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 is being "furnished" and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.
Forward-Looking and Cautionary Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as "expect," "plan," "will," "estimate," "project," "intend," "believe," "guidance," and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, including the risks discussed in the Company's most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016. The Company expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

99.1	Earnings press release, dated August 3, 2017
99.2	Supplemental Financial and Operating Information for the quarter ended June 30, 2017
99.3	Addendum to the Supplemental Financial and Operating Information for the quarter ended June 30, 2017
99.4	Spin-off press release, dated August 3, 2017
99.5	Path Forward Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr. Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer)

Date: August 3, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings press release, dated August 3, 2017
99.2	Supplemental Financial and Operating Information for the quarter ended June 30, 2017
99.3	Addendum to the Supplemental Financial and Operating Information for the quarter ended June 30, 2017
99.4	Spin-off press release, dated August 3, 2017
99.5	Path Forward Presentation